UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 7, 2017
Date of Report (Date of earliest event reported)
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AmerisourceBergen Corporation
(Exact name of registrant as specified in its charter)
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Delaware	1-16671	23-3079390
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1300 Morris Drive
Chesterbrook, PA 19087
(Address of principal executive offices, including Zip Code)

(610) 727-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

Effective September 30, 2017, AmerisourceBergen Corporation (the "Company") combined the legacy AmerisourceBergen Drug Corporation and AmerisourceBergen Specialty Group operating segments into a single operating segment, Pharmaceutical Distribution Services. In addition, in connection with the completion of this reorganization, the Company's non-title third party logistics business, which was included within the Pharmaceutical Distribution Services reportable segment, was combined with the World Courier operating segment in Other, while the AmerisourceBergen Consulting Services distribution business (previously included in Other) is now included in the Pharmaceutical Distribution Services reportable segment. The Company revised its previously-reported segment disclosures to reflect the aforementioned changes to its reporting structure. These changes did not have a material impact to its historical reportable segment operating results.

In the attached Exhibit 99.1, which is incorporated herein by reference, the Company is voluntarily furnishing a supplemental disclosure of unaudited revised reportable segment information prepared on the same basis that the Company reported the fiscal quarter ended September 30, 2017 for (a) the first, second and third fiscal quarters of fiscal 2017, and each fiscal quarter of fiscal 2016 and (b) the fiscal year ended September 30, 2016 to assist investors in analyzing the changes to its reporting structure.

The information contained in this Current Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is being furnished as part of this report:

Exhibit Number	Description of Exhibit
99.1
Unaudited revised reportable segment information prepared on the same basis that the Company reported the fiscal quarter ended September 30, 2017 for (a) the first, second and third fiscal quarters of fiscal 2017, and each fiscal quarter of fiscal 2016 and (b) the fiscal year ended September 30, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date: November 7, 2017	By:	/s/ Tim G. Guttman
	Name:	Tim G. Guttman
	Title:	Executive Vice President & Chief Financial Officer